SECURITIES AND EXCHANGE COMMISSION
          WASHINGTON, DC  20549


          FORM 8-K


          CURRENT REPORT PURSUANT
          TO SECTION 13 OR 15(D) OF THE
          SECURITIES EXCHANGE ACT OF 1934


           Date of report (Date of earliest    April 22, 1994
           event reported)

           MRI BUSINESS PROPERTIES FUND, LTD. III

           (Exact Name of Registrant as Specified in Its Charter)

           California

           (State or Other Jurisdiction of Incorporation)


           0-15348                            94-2969782

           (Commission File Number)           (I.R.S. Employer
                                              Identification No.)


           5665 Northside Drive, N.W., Atlanta, Georgia 30328

           (Address of Principal Executive Offices)(Zip Code)



           (404) 916-9090

           (Registrant's Telephone Number, Including Area Code)

           950 Tower Lane
           Foster City, California  94404

           (Former Name or Former Address, if Changed Since Last Report)
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          Item 4.      Changes In Registrant's Certifying Accountant.

             Effective April 22, 1994, Registrant dismissed its prior Independent Auditors, Deloitte & Touche ("Deloitte") and retained as its new Independent Auditors, Imowitz Koenig & Company. Deloitte's Independent Auditors' Report on Registrant's financial statements for fiscal years ended September 30, 1993 and 1992 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change Independent Auditors was approved by the Managing General Partner's Directors. During fiscal years ended 1992, 1993 and through April 22, 1994, there were no disagreements between Registrant and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreements if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

             Effective April 22, 1994, Registrant engaged Imowitz Koenig & Company as its Independent Auditors. During the last two fiscal years and the subsequent interim periods to the date hereof, Registrant did not consult Imowitz Koenig & Company regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

          Item 7.      Financial Statement and Exhibits.

          (c)     Exhibits:

          10. (a) Letter dated April 27, 1994 from Registrant's Former Independent Auditors.
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
          SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MRI BUSINESS PROPERTIES FUND, LTD III

                              By:  MONTGOMERY REALTY COMPANY - 85,
                                   its managing general partner

                                   By:  FOX REALTY INVESTORS,
                                        its managing partner

                                        By: NPI EQUITY INVESTMENTS II, INC.
                                            its managing partner

          Date:  April 27, 1994         By:  /s/ Michael L. Ashner


                                             Michael L. Ashner, President
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                                                        Exhibit 10.(a)


                                  Deloitte & Touche
                                  50 Fremont Street
                             San Francisco, CA 94105-2230





          April 27, 1994



          Securities and Exchange Commission
          Mail Stop 9-5
          450 5th Street, N.W.
          Washington, D.C. 20549


          Dear Sirs/Madams:


          We have read and agree with the comments in Item 4 of Form 8-K of MRI Business Properties Fund, Ltd. III dated April 27, 1994.


          Your truly,



          /s/ Deloitte & Touche


          DELOITTE & TOUCHE
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